Legal Department

800 Nicollet Mall

Minneapolis, MN 55402

October 17, 2011

VIA EDGAR CORRESPONDENCE

Securities and Exchange Commission

450 Fifth Street NW

Washington, DC 20549

Re:	Preliminary Proxy Materials for American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. – II, American Strategic Income Portfolio Inc. – III and American Select Portfolio Inc.

Dear Sir or Madam:

Enclosed for filing pursuant to Rule 14a-6(a) of the Securities Exchange Act of 1934 are preliminary proxy materials relating to the joint annual meeting of the above-referenced closed-end investment companies (the “Funds”). These materials are being filed pursuant to Rule 14a-6(a) because they refer to a proposed change in each Fund’s fundamental investment policy related to its investment in REIT preferred stock.

Questions or comments regarding the enclosed materials should be directed to the undersigned at (612) 303-7987.

Very truly yours,

/s/ Richard J. Ertel

Richard J. Ertel

General Counsel